Exhibit 10.1

Note: Certain information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The locations of these omissions are indicated in the exhibit by the following markings: [**].

Blanket Purchase Agreement

Between

U.S. Department of Veterans Affairs

and

QuadraMed Corporation

Contractor:	QuadraMed Corporation
12110 Sunset Hills Road, Suite 600 Reston, VA 20190
Attn: Mindy Hatt
Phone: 703-904-5591
DUNS: ###-##-####
TIN: 68-042-2446

BPA Number: 101-049AH-005

Pursuant to the General Services Administration’s Federal Supply Schedule contract numbers GS-35F-0171L, the Contractor, QuadraMed Corporation, agrees to the following terms of a Blanket Purchase Agreement (BPA) with the Department of Veterans Affairs. All orders placed under this BPA are subject to the terms and conditions of the FSS contracts, except as noted below.

In establishing the Encoder Product Suite BPA, the VA followed the BPA establishment procedures outlined in both FAR 8.405 and the GSA’s Special Ordering Procedures for Services. Therefore, competition has already been obtained, discounts negotiated, and prices for services identified in the BPA determined to be fair and reasonable Orders are simply placed against the BPA with no further documentation or justification required.

This BPA will further decrease costs, reduce paperwork, and save time by eliminating the need for repetitive, individual purchases from the schedule contracts. The end result is to create a purchasing mechanism for the Government that works better and costs less.

1. Background: The Department of Veterans Affairs (VA) has a requirement for encoder software products and annual maintenance. Encoders are software tools coders use to aid them in coding medical records. This software is used by all of the medical facilities within the Department of Veterans Affairs (VA). The purpose of this product is to provide facilities with the ability to perform interim or final checks of institutional and professional fee encounters and claims prior to being finalized for update and billing in Veterans Integrated System Technology Architecture (VISTA) Integrated Billing.

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2. Period of Performance: This BPA is for five (5) years from April 01, 2005 or the expiration of the GSA contract, whichever comes first. If GSA exercises an option to extend the term of the Schedule contract, the BPA can be extended as well.

3. Type of Orders That May Be Placed: Fixed-Price purchase orders may be issued against this BPA under the terms and conditions of QuadraMed Corporation’s GSA contracts.

4. Pricing:

*	Annual maintenance included in license fees

Term Enterprise License component pricing

Year 1

	1 Procedure coding, checking Dx and checks			2 Coding References			3 Fixed Reports			4 Audit and Compliance Reports			5 Billing & Scrubbing			Single Award All modules With Discount
0 - 400,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
400,001 - 800,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
800,001 - 1,200,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,200,001 - 1,600,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,600,001 - 2,000,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]

Term Enterprise License component pricing

Year 2

	1 Procedure coding, checking Dx and checks			2 Coding References			3 Fixed Reports			4 Audit and Compliance Reports			5 Billing & Scrubbing			Single Award All modules With Discount
0 - 400,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
400,001 - 800,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
800,001 - 1,200,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,200,001 - 1,600,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,600,001 - 2,000,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]

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Term Enterprise License component pricing

Year 3

	1 Procedure coding, checking Dx and checks			2 Coding References			3 Fixed Reports			4 Audit and Compliance Reports			5 Billing & Scrubbing			Single Award All modules With Discount
0 - 400,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
400,001 - 800,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
800,001 - 1,200,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,200,001 - 1,600,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,600,001 - 2,000,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]

Term Enterprise License component pricing

Year 4

	1 Procedure coding, checking Dx and checks			2 Coding References			3 Fixed Reports			4 Audit and Compliance Reports			5 Billing & Scrubbing			Single Award All modules With Discount
0 - 400,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
400,001 - 800,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
800,001 - 1,200,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,200,001 - 1,600,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,600,001 - 2,000,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]

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Term Enterprise License component pricing

Year 5

	1 Procedure coding, checking Dx and checks			2 Coding References			3 Fixed Reports			4 Audit and Compliance Reports			5 Billing & Scrubbing			Single Award All modules With Discount
0 - 400,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
400,001 - 800,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
800,001 - 1,200,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,200,001 - 1,600,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]
1,600,001- 2,000,000
	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]	$	[	**]

Options for Training for “Encoder Product Suite”

New Sites have the option of choosing one of two training options. Although we recommend the Standard Training Package, QuadraMed/DSS will accommodate each facility’s start up with the Quick-start Training Package

Review Site Training Options	Daily Rate			# of Trainers	Training Price		Per diem		Total Price
1. Quick Start Package (price per site) 6 Total Training days 5 days on site Two days follow up web cast training sessions (1/2 day each)	$	[	**]	2	$	[**]	$	[**]	$	[**]

2. Standard Package (price per site) 8 Total Training days 8 days on site	$	[	**]	2	$	[**]	$	[**]	$	[**]

Total Training Costs for each of the above options are:

Option 1: Quick-start Package (46 new sites)	$	[	**]
Option 2: Standard Package (46 new sites)	$	[	**]

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Renewal Training	Daily Rate			# of Trainers	Training Price			Per diem			Total Price
Annual renewal training (price per site) 4 On-site training days Quarterly Webcast trainings (covering new enhancements, revenue cycle changes resulting from recent VistA patches)	$	[	**]	2	$	[	**]	$	[	**]	$	[	**]

**	All Travel must he conducted in accordance with the Federal Travel Regulations

5. Obligation of Funds: This BPA does not obligate any funds. Funds will be obligated by the placement of task orders under FAR 8.4.

6. Place of Performance: The place of performance shall be specified within each task order.

7. Placement of Orders: All warranted Contracting Officers within the VA are authorized to place orders under this BPA as consistent with their contractual authority. All VA offices shall provide copies of orders or information concerning orders placed by electronic means, paper, or purchase cards.

8. Issuance of Orders: Orders will be placed against this BPA via Electronic Data Interchange (EDI), Fax or paper. Task orders can be submitted to:

QuadraMed Corporation

12110 Sunset Hills Road, Suite 600

Reston, VA 20190

Attn: Mindy Hatt, Vice President/General Manager, GPD

Phone: 703-904-5591

Fax: 703-742-5300

Email: mhatt@QuadraMed.com

9. Delivery Tickets: Orders can be placed by using Task Orders and providing the following information as applicable:

a)	Name of Contractor

b)	Contract Number (Contractor’s GSA schedule number)

c)	BPA Number

d)	Purchase Order Number

e)	Date of Purchase

f)	Date of Shipment

g)	Itemized list of supplies or services furnished

h)	Date of Delivery Purchase Order number

10. Invoices: The requirement of a proper invoice is specified in the FSS contract. Invoices will be submitted to the address specified within the task order transmission issued against this BPA.

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The prices in this BPA must be at least as low or lower than the prices QuadraMed Corporation has under any other GSA FSS or BPA vehicle under like terms and conditions.

The terms and conditions in this BPA apply to all purchases made pursuant to it. In the event of an inconsistency between the provisions of this BPA and Contractor’s invoice, the provisions of this BPA will take precedence.

11. Changes to Task Orders: Changes to the Task Orders resulting in any increase in cost or significant change to the described deliverables shall be accomplished exclusively by the Contracting Officer. Contractors who proceed with work on changes without the Contracting Officer’s approval shall do so at their own risk.

12. Review of BPA: An annual review shall take place to determine whether a need for the BPA still exists and whether the BPA is still considered a Best Value (in the best interest of the government). Contractor is required to provide updated price list as modified by GSA in all instances reflecting the continuation of discounts included in this BPA. Note: Contractor shall immediately inform the government of any changes made to their GSA contract that affect this BPA. In the event that no activity has occurred at the time of an annual review or discounts no longer represent the best value to the Government, such shall constitute grounds for cancellation of the BPA.

Additional Information:

Contracting Officer:

Leonard E. Nale

Telephone: 202-254-0349

Fax Number: 202-254-0396

Email: Leonard.Nale@mail.va.gov

810 Vermont Ave, NW

Washington, DC 20420

Contracting Officer’s Technical Representative:

Barbara Knapik

Telephone: 727-319-1337

Fax Number: 727-319-1016

Email: Barbara.Knapik@med.va.gov

Department of Veterans Affairs

O1 Field Office (192)

Building 37, Room 338

10000 Bay Pines Blvd.

Bay Pines, FL 33744-5005

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All Sites - Detail for Year 1

			Single Award Per Site Pricing	New Site Installation Fee
	0 - 400,000		Year 1	Year 1
21	MANILA	41,438	$ [**]	Waived
20	ALASKA HCS & RO	113,040	$ [**]	Waived
20	WALLA WALLA	114,618	$ [**]	Waived
19	GRAND JUNCTION	114,710	$ [**]	Waived
19	SHERIDAN	115,637	$ [**]	Waived
20	S.ORG REHAB WHITE CITY	131,277	$ [**]	Waived
4	BUTLER	156,302	$ [**]	NA
12	IRON MOUNTAIN	156,462	$ [**]	Waived
19	CHEYENNE	165,998	$ [**]	Waived
18	WEST TEXAS HCS	178,580	$ [**]	Waived
1	NORTHAMPTON	179,037	$ [**]	NA
21	HONOLULU	185,686	$ [**]	NA
6	BECKLEY	187,150	$ [**]	NA
4	COATESVILLE	190,632	$ [**]	NA
1	BEDFORD	198,141	$ [**]	NA
12	TOMAH	209,711	$ [**]	Waived
4	WILMINGTON	220,740	$ [**]	NA
1	MANCHESTER	221,293	$ [**]	NA
20	BOISE	223,452	$ [**]	Waived
23	FARGO	224,833	$ [**]	NA
7	TUSCALOOSA	228,249	$ [**]	NA
4	ERIE	230,642	$ [**]	NA
4	JAMES E VAN ZANDT VAMC	233,245	$ [**]	NA

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7	DUBLIN	238,465	$ [**]	NA
11	SAGINAW	240,512	$ [**]	Waived
23	SIOUX FALLS	241,367	$ [**]	NA
18	NORTHERN ARIZONA HCS	241,385	$ [**]	Waived
20	VA ROSEBURG HCS	246,016	$ [**]	Waived
1	WHITE RIVER JCT	248,609	$ [**]	NA
10	CHILLICOTHE	271,785	$ [**]	Waived
18	EL PASO HCS	282,663	$ [**]	Waived
16	ALEXANDRIA	285,408	$ [**]	NA
4	CLARKSBURG	288,158	$ [**]	NA
20	SPOKANE	291,191	$ [**]	Waived
10	COLUMBUS-IOC	291,389	$ [**]	Waived
18	AMARILLO HCS	297,067	$ [**]	Waived
19	FORT HARRISON	299,836	$ [**]	Waived
11	ILLIANA HCS DANVILLE IL	302,911	$ [**]	Waived
21	SIERRA NEVADA HCS	302,932	$ [**]	NA
21	CENTRAL CALIFORNIA HCS .	316,108	$ [**]	NA
11	NORTHERN INDIANA HCS	322,354	$ [**]	Waived
23	ST CLOUD	329,289	$ [**]	NA
6	HAMPTON	332,186	$ [**]	NA
11	BATTLE CREEK	336,303	$ [**]	Waived
12	NORTH CHICAGO	339,091	$ [**]	Waived
4	LEBANON	343,370	$ [**]	NA
1	PROVIDENCE	347,327	$ [**]	NA
23	FORT MEADE	347,337	$ [**]	NA
6	ASHEVILLE-OTEEN	355,026	$ [**]	NA
11	ANN ARBOR HCS	382,074	$ [**]	Waived
3	BRONX	382,621	$ [**]	NA

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1	TOGUS	383,423	$ [**]	NA
12	MADISON	385,765	$ [**]	Waived
3	MONTROSE VA HUDSON HCS NY	388,831	$ [**]	NA
9	LEXINGTON-LEESTOWN	397,443	$ [**]	NA
	TOTAL	14,079,115	$ [**]

			Single Award All modules With Discount
	400,001 - 800,000
3	NORTHPORT	405,144	$ [**]	NA
16	MUSKOGEE	414,778	$ [**]	NA
7	AUGUSTA	419,706	$ [**]	NA
6	FAYETTEVILLE NC	421,761	$ [**]	NA
6	SALEM	427,951	$ [**]	NA
9	HUNTINGTON	428,179	$ [**]	NA
5	MARTINSBURG	429,649	$ [**]	NA
7	MONTGOMERY	432,430	$ [**]	NA
6	SALISBURY	438,539	$ [**]	NA
6	DURHAM	443,547	$ [**]	NA
10	CINCINNATI	444,865	$ [**]	Waived
9	MOUNTAIN HOME	446,211	$ [**]	NA
22	VA SOUTHERN NEVADA HCS	448,490	$ [**]	NA
11	DETROIT VAMC	455,891	$ [**]	Waived
4	WILKES BARRE	456,225	$ [**]	NA
10	DAYTON	458,768	$ [**]	Waived
16	FAYETTEVILLE AR	462,114	$ [**]	NA
7	CHARLESTON	462,689	$ [**]	NA
21	SAN FRANCISCO	466,787	$ [**]	NA

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16	SHREVEPORT	467,362	$ [**]	NA
19	SALT LAKE CITY HTHCARE	476,437	$ [**]	Waived
7	BIRMINGHAM	495,780	$ [**]	NA
16	NEW ORLEANS	529,807	$ [**]	NA
9	LOUISVILLE	529,952	$ [**]	NA
6	RICHMOND	550,961	$ [**]	NA
16	JACKSON	556,753	$ [**]	NA
16	OKLAHOMA CITY	561,030	$ [**]	NA
4	PITTSBURGH-UNIV DR	566,075	$ [**]	NA
9	MEMPHIS	567,583	$ [**]	NA
11	INDIANAPOLIS-10TH ST	571,445	$ [**]	Waived
4	PHILADELPHIA	594,123	$ [**]	NA
22	VA LONG BEACH HCS CA	601,225	$ [**]	NA
22	LOMA LINDA	606,629	$ [**]	NA
18	SOUTHERN ARIZONA HCS	624,486	$ [**]	Waived
19	DENVER	634,452	$ [**]	Waived
3	EAST ORANGE	648,854	$ [**]	NA
22	VA SAN DIEGO HCS CA	651,689	$ [**]	NA
18	NEX MEXICO HCS	661,289	$ [**]	Waived
21	PALO ALTO-PALO ALTO	661,693	$ [**]	NA
1	WEST HAVEN	669,407	$ [**]	NA
5	WASHINGTON	682,221	$ [**]	NA
16	GULF COAST HCS	693,104	$ [**]	NA
8	MIAMI	693,282	$ [**]	NA
7	COLUMBIA, SC	708,510	$ [**]	NA
8	W PALM BEACH	717,427	$ [**]	NA
12	VA CHICAGO HCS	721,139	$ [**]	Waived
1	BOSTON	725,110	$ [**]	NA

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12	MILWAUKEE	726,015	$ [**]	Waived
20	PORTLAND	726,647	$ [**]	Waived
21	NCHC MARTINEZ	749,100	$ [**]	NA
18	PHOENIX	764,841	$ [**]	Waived
12	HINES	774,090	$ [**]	Waived
9	VA MID TENN HCS NASH TN	775,817	$ [**]	NA
16	LITTLE ROCK	785,243	$ [**]	NA
7	ATLANTA	795,015	$ [**]	NA
	TOTAL	31,628,317	$ [**]

			Single Award All modules With Discount
	800,001 – 1,200,000
5	BALTIMORE	834,347	$ [**]	NA
20	PUGET SOUND HCS	854,407	$ [**]	Waived
23	MINNEAPOLIS	856,638	$ [**]	NA
3	N.Y. HARBOR HCS	869,625	$ [**]	NA
8	SAN JUAN PR	939,293	$ [**]	Waived
17	SAN ANTONIO	946,387	$ [**]	NA
17	VA CENTRAL TEXAS HCS	990,694	$ [**]	Waived
16	HOUSTON	1,010,220	$ [**]	NA
8	BAY PINES	1,059,603	$ [**]	Waived
22	GREATER LA HCS	1,168,923	$ [**]	NA
	TOTAL		$ [**]

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			Single Award All modules With Discount
	1,200,001 – 1,600,000
10	CLEVELAND-WADE PARK	1,214,270	$ [**]	Waived
15	VA HEARTLAND-E VH MO	1,265,815	$ [**]	Waived
17	DALLAS	1,301,575	$ [**]	NA
23	VA NEB-WESTERN IA HCS	1,396,891	$ [**]	NA
8	N FL/S GA HCS	1,451,935	$ [**]	NA
15	VAMC HEARTLAND-W KANSAS MO	1,578,946	$ [**]	Waived
	TOTAL		$ [**]

			Single Award All modules With Discount
	1,600,001 – 2,000,000
2	UPSTATE N.Y. HCS	1,833,480	$ [**]	NA
8	TAMPA	1,873,453	$ [**]	NA
	TOTAL		$ [**]

82 current clients

48 new clients

128 total

*	Prices are representative of a full product suite. Facilities have the option of ordering individual components if they choose to do so.

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BEST VALUE

BLANKET PURCHASE AGREEMENT

FEDERAL SUPPLY SCHEDULE

QUADRAMED CORPORATION

In the spirit of the Federal Acquisition Streamlining Act Department of Veterans Affairs (VA) and QuadraMed Corporation, enter into a cooperative agreement to further reduce the administrative costs of acquiring commercial items from the General Service Administration (GSA) Federal Supply Schedule Contract(s) GS-35F-0171L.

Federal Supply Schedule contract BPA’s eliminate contracting and open market costs such as: search for sources; the development of technical documents, solicitations and the evaluation of bids and offers. Teaming Arrangements are permitted with Federal Supply Schedule contractors in accordance with Federal Acquisition Regulation (FAR) Part 9.6.

This BPA will further decrease costs, reduce paperwork and save time by eliminating the need for repetitive, individual purchases from the schedule contract. The end result is to create a purchasing mechanism for the Government that works better and costs less.

Signatures:

Leonard E. Nale
Name of Contracting Officer	Name of Offeror/Contractor

Signature of Contracting Officer	Signature of Offeror/Contractor

Date	Date

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SOFTWARE LICENSE AGREEMENT

Licensee Name and Address:

Licensee Name: United States Dep’t of Veterans Affairs

This Software License Agreement (“Agreement”) is entered into between QuadraMed Corporation (“QuadraMed”) and the licensee identified above and its wholly owned subsidiaries (“Licensee”). In consideration of the mutual obligations described in this Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby severally acknowledged, the parties agree as follows

1. Term and Scope. This Agreement shall become effective as of the date last signed below (“Effective Date”) and shall continue in effect until terminated. The Scope of this Agreement is to cover, and to be effective in concurrence with, a Contract known as VA BPA No. 101-049AH-005.

2. License.

1.	QuadraMed grants to Licensee a nonexclusive, nontransferable, non-sublicensable domestic license, for the term specified in the applicable Addendum, to use the proprietary software (“Software) and the licensed supporting materials of the Software (“Documentation”) described in Section 3 herein, as well as the computer programs, data, and related documentation, including any programs or data embedded in the Software which are owned or marketed by parties other than QuadraMed (“Third Party Software”). The license granted is a license to use the number of copies of object/executable code versions of the Software listed in the Addendum for which Licensee has paid a license fee. The Software shall be used only on the computer hardware and operating system designated by Licensee on the Addendum as the system that Licensee will use to install and operate the Software (the “Equipment”) at the site specified in the Addendum where the Equipment is physically located (the “Equipment Site”); and a separate computer hardware and operating system, as reviewed and approved by QuadraMed, to be used by Licensee for testing Software, Updates, and Upgrades (“Test System”). These copies may only be used on the Equipment and for only so long as Licensee complies with the terms of this license and until Licensee terminates use of the Software or the license is otherwise terminated. Licensee agrees to notify QuadraMed in writing of any change in the Equipment Site and such change shall be effective upon QuadraMed’s express written permission. Throughout the term of the license, Licensee shall have the right to use the Software solely for Licensee’s intended purpose in its business. Unless otherwise specified in the Addendum, Licensee may use the Software only for the purpose of servicing, maintaining and accessing its own business records. Licensee may not use the Software for any other purpose or to provide data processing services for any third party or other affiliate of Licensee. Licensee may not copy the Software except as necessary to use the Software on the Equipment. Licensee may make one (1) archival backup copy of the Software licensed. If the Equipment is temporarily inoperable, Licensee may use up to the authorized number of copies of the Software on a backup machine until the Equipment is repaired. All QuadraMed and third party trademark and copyright notices must be included on any copies made. Upon termination of this Agreement, Licensee agrees to destroy all copies of the Software and Documentation made by Licensee and to return the original version of the Software, Documentation and any media provided therewith. Licensee shall keep confidential the contents of the Software and Documentation, and shall not directly or indirectly rent, lease, distribute, port, copy, trace, translate, reverse engineer, disassemble, decompile, modify or create derivative works based on the Software or Documentation, or cause or permit any other party to do so.

2.	(For Federal Government only) If any Software or Documentation is acquired by or on behalf of a unit or agency of the United States Government, the Government agrees that such Software or Documentation is “commercial computer software” or “commercial computer software documentation” and that, absent a written agreement with QuadraMed to the contrary, the Government’s rights with respect to such Software or Documentation are, in the case of civilian agency use, Restricted Rights, as defined in FAR §52.227.19, and if for Department of Defense use, limited by the terms of this Agreement, pursuant to DFARS §227.7202. If the Software includes CPT codes which is commercial technical data and/or computer databases and/or commercial computer software and/or commercial computer software documentation, as applicable, that were developed exclusively at private expense by the American Medical Association, 515 N. State Street, Chicago, Illinois, 60610, United States Government rights to use, modify, reproduce, release, perform, display, or disclose, these technical data and/or computer databases and/or commercial computer software and/or commercial computer software documentation are subject to the Limited Rights restrictions of DFARS §252.227-7015(b)(2) (June 1995) and/or subject to the restrictions of DFARS §227.7202-1(a) (June 1995) and DFARS §227.7202-3(a) (June 1995), as applicable for Department of Defense procurements and the Limited Rights restrictions of FAR §52.227-14 (June 1987) and/or subject to the Restricted Rights provisions of FAR §52.227-14 (June 1987) and FAR §52.227-19 (June 1987), as applicable, and any applicable agency FAR Supplements, for non-Department of Defense Federal procurements. Notwithstanding anything herein to the contrary, the parties agree that the restricted rights use restrictions of 52.227 that pertain to computer software as defined therein are applicable to Software hereunder, and the limited rights use restrictions that pertain to computer software documentation as defined therein apply to Documentation hereunder. Specifically, the parties agree that all software and technical data is and has been privately developed at the expense of QuadraMed and/or its third pasty suppliers.

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3. Documentation. QuadraMed shall provide Licensee with a full set of current written Documentation. These documents may be changed from time to time by QuadraMed, and additional documents may be produced from time to time by QuadraMed. QuadraMed shall provide Licensee with copies of such changes and additional Documentation if applicable. Upon the prior written approval of QuadraMed, Licensee may make copies of the Documentation for Licensee’s own internal use, provided that the Documentation is reproduced with QuadraMed’s copyright and trademark notices.

4. Title; Reserved Rights. QuadraMed reserves all right, title and interest in and to the Software and Documentation (including, but not limited to, originals, translations, compilations and partial copies, if any) and except for the limited license rights to the Software and Documentation granted herein, Licensee acquires no rights in or to the Software or the Documentation.

5. Nondisclosure. The parties understand and agree that during the term of this Agreement, each may have access to information that is confidential to one another, including but not limited to the following: Software; Documentation; technical processes and formulas; source codes and other software, benchmark and performance test results; product designs; sales, cost, and other unpublished financial information; product and business plans; and projections and marketing data (“Confidential Information”). Confidential Information does not include information that (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party’s lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. During and subsequent to the term of this Agreement, each party shall protect the other party’s Confidential Information to the same degree that it protects Confidential Information pertaining to its own business and shall not disclose Confidential Information to any third party except consultants or auditors that sign a nondisclosure agreement which similarly protects Confidential Information from further disclosure. Within ten (10) days after the disclosing party’s request, and in such party’s sole discretion, the other party shall either return to the disclosing party originals and all copies of any Confidential Information and all information, records and materials developed therefrom by the disclosing party, or destroy the same, other than such Confidential Information as to which this Agreement expressly provides a continuing right to Licensee to retain at the time of the request. Money damages will not be an adequate remedy if this Section 5 is breached and, therefore, either party shall, in addition to any other legal or equitable remedies, be entitled to seek an injunction or similar equitable relief against such breach or threatened breach without the necessity of posting any bond.

6. Warranty.

A. Software. QuadraMed warrants that the Software shall, for a period of ninety (90) days following the Completion of Functional Test (“Warranty Period”), operate substantially in accordance with QuadraMed’s then-current published specifications. In the event that the Software is defective, Licensee shall provide QuadraMed with written notice of the claimed defect and information sufficient to permit QuadraMed to recreate the defect. QuadraMed shall use best efforts to cure said defect within a reasonable period of time or to replace Licensee’s copy of the Software with another copy of the Software in QuadraMed’s sole discretion. If QuadraMed is unable to make the Software operate substantially in accordance with QuadraMed’s then-current published specifications, Licensee shall be entitled to recover the fees paid to QuadraMed for the Software license and Licensee shall cease using the applicable Software. After expiration of the Software Warranty Period, all Support, Maintenance, and Updates will be available only through QuadraMed’s Software Support and Maintenance Plan, as described in this Agreement, for so long as Licensee keeps its account current. These shall be Licensees sole and exclusive remedies. This warranty shall riot apply if: (1) the Software was not used in accordance with QuadraMed’s then-current published specifications; (2) the Software was altered, modified or converted by Licensee; (3) Licensee’s computer(s) malfunctioned and the malfunction caused the defect; (4) accessories, attachment(s), or other products not furnished by QuadraMed were used in combination with the Software; (5) the Software or Equipment is subjected to misuse or alteration, is improperly installed, improperly maintained or improperly operated (installation, maintenance, or operation not in accordance with the Documentation shall be conclusively presumed to be improper); (6) the Software or Equipment are damaged or fail to operate properly due to causes other than ordinary use; (7) the Software or Equipment have been altered (including without limitation any deviation from circuit or structural design as provided by QuadraMed or installation or removal of QuadraMed features) by anyone other than QuadraMed or a service agency designated in writing by QuadraMed; (8) Licensee has not provided or maintained a proper installation environment with all facilities and equipment prescribed in the Documentation or otherwise prescribed by QuadraMed (including without limitation failure to provide adequate electrical power, air conditioning, or humidity control); (9) Licensee has used supplies or materials in connection with the Software not meeting the standards set forth in the Documentation or otherwise communicated by QuadraMed to Licensee; (10) the Software has been serviced or repaired by a party not approved in writing by QuadraMed; (11) QuadraMed personnel are not given full, free and safe access to the facility where the Software is installed; or (12) any other cause within the control of Licensee caused the defect or malfunction. Notwithstanding the foregoing, however, where a loss of data is caused by a confirmed failure of the Software, QuadraMed agrees to provide reasonable assistance to Licensee in the recovery of data for the period from the latest Licensee backup of the data until the failure, such period not to exceed twenty-four (24) hours. The foregoing states QuadraMed’s sole responsibility to Licensee with respect to data loss.

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“Completion of Functional Test” means the date upon which the first Functional Test at any of the Equipment Sites is complete. “Functional Test” means the process of testing the Software to verify that it operates substantially in accordance with QuadraMed’s then-current published specifications and which may include functionality, operational, reporting, and integrated testing as specified in the Addendum.

B. Services. QuadraMed warrants that its Software Support and Maintenance Plan and consulting services will be performed in a manner consistent with generally accepted industry standards. This warranty shall be valid for ninety (90) days from the performance of services. Licensee’s exclusive remedy, and QuadraMed’s entire liability for services that do not conform to this warranty, shall be the re-performance of services; or, if QuadraMed is unable to perform the services as warranted, Licensee shall be entitled to recover the fees paid to QuadraMed for the nonconforming services.

QUADRAMED DOES NOT WARRANT THAT THE FUNCTIONS PERFORMED BY THE SOFTWARE WILL MEET LICENSEE’S REQUIREMENTS, THAT THE SOFTWARE WILL OPERATE ERROR FREE, THAT IT WILL OPERATE UNINTERRUPTEDLY, THAT IT WILL OPERATE IN COMBINATION WITH OTHER SOFTWARE (EXCEPT AS PERMITTED BY QUADRAMED’S ‘THEN-CURRENT PUBLISHED SPECIFICATIONS) OR THAT ALL DEFECTS ARE CORRECTABLE. ORAL STATEMENTS MADE BY ANY OF THE PARTIES MAY NOT BE RELIED UPON AND ARE NOT A PART OF THIS AGREEMENT. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INTERFERENCE WITH QUIET ENJOYMENT, ACCURACY OF THE DATA AND NON-INFRINGEMENT. QUADRAMED WARRANTS THIRD PARTY SOFTWARE, PRODUCTS OR EQUIPMENT ONLY TO THE EXTENT THAT SUCH THIRD PARTY HAS WARRANTED THEIR PRODUCT OR EQUIPMENT TO QUADRAMED.

7. Indemnification. QuadraMed shall indemnify and hold Licensee harmless from any damages or costs incurred by Licensee for any action based on infringement of a United States patent or copyright as a result of Licensee’s use of Software, provided that Licensee (1) has notified QuadraMed promptly in writing of any such claim or suit against Licensee and cooperates fully with QuadraMed, and permits QuadraMed to defend or settle such claim or suit on behalf of Licensee; (2) has maintained current maintenance fees, without interruption, from the date of this Agreement until the date of such claim; (3) has not used the Software with other software except as permitted by QuadraMed’s then-current published specifications and has not modified the Software or taken any other action which nullifies the warranties set forth in Section 6; and (4) has complied with all of the terms and conditions of this Agreement. QuadraMed shall have no liability or obligation to Licensee hereunder with respect to any infringement claim based upon (a) the use of a superseded or altered release of the Software or Documentation if the infringement would have been avoided by the use of a current or an unaltered release of the Software or Documentation that QuadraMed makes available to Licensee; or (b) the combination, operation or use of any Software or Documentation furnished under this Agreement with software, hardware or other materials not furnished by QuadraMed if such infringement would have been avoided by the use of the Software or Documentation without such software, hardware or other materials. The foregoing states the entire liability of QuadraMed with respect to the infringement of any United States patent or copyright by the Software or Documentation. Further, if any Software becomes or, in QuadraMed’s opinion, is likely to become the subject of any injunction preventing its use as contemplated herein, QuadraMed may, at its option: (a) procure for Licensee the right to continue using such Software; (b) replace or modify such Software so that it becomes non-infringing without substantially compromising its functionality; or, if (a) and (b) are not reasonably available to QuadraMed, then (c) terminate Licensees license to the allegedly infringing Software and pay to Licensee an amount not to exceed the amount of license fees paid by Licensee for the applicable Software.

8. Limitation of Liability. IN NO EVENT SHALL QUADRAMED OR ANY OF ITS SUPPLIERS OR AGENTS BE LIABLE FOR LOSS OF PROFIT, GOODWILL OR OTHER CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF THIS AGREEMENT EVEN IF QUADRAMED IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS PROVIDED IN SECTION 7, QUADRAMED’S AND ITS SUPPLIERS’ AND AGENTS’ TOTAL LIABILITY FOR ALL CLAIMS (EXCLUDING PHYSICAL INJURY OR PROPERTY DAMAGE RESULTING FROM NEGLIGENCE OR WILLFUL MISCONDUCT) THAT ARISE OUT OF THIS AGREEMENT SHALL NOT EXCEED THE SUM OF THE LICENSE FEES PAID BY LICENSEE TO QUADRAMED FOR THE SOFTWARE THAT IS THE SUBJECT MATTER OF THE CLAIM OR CAUSE OF ACTION. THE LIMITATIONS OF LIABILITY AND DISCLAIMERS SET FORTH IN THIS AGREEMENT ARE INDEPENDENT OF ANY OTHER REMEDY SET FORTH IN THIS AGREEMENT AND ARE INTENDED TO APPLY WHETHER OR NOT ANY OTHER REMEDY FAILS OF ITS ESSENTIAL PURPOSE. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE LIMITATIONS OF LIABILITY AND DISCLAIMERS SET FORTH IN THIS AGREEMENT ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES AND THAT THE FEES AND/OR OTHER CONSIDERATIONS PAYABLE HEREUNDER WOULD BE SUBSTANTIALLY DIFFERENT IN THE ABSENCE OF THE FOREGOING.

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Accepted by LICENSEE:	Accepted by QUADRAMED CORPORATION:

By:	By:
Print Name:	Print Name:	David W. Wells
Title:	Title:	Director of Contracts
Date:	Date:	April 26, 2005

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